Exhibit 10.1 Asset Purchase Agreement, dated April 29, 2010

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the "Agreement") is effective as of the date this agreement is signed by all parties.

BETWEEN:
ON4 COMMUNICATIONS, INC.  is a Delaware company,
having its business address at 16413 N.91 Street, C100,
Scottsdale, AZ 85260
(“Seller”)
AND:

ON4 COMMUNICATIONS, INC. (Canada) is a Canadian
company, having its business address at 15615 N. 71 Street,
Ste 108, Scottsdale, AZ 85254
(“Buyer”)

WHEREAS:

A.	PetsMobility Inc. is a wholly owned subsidiary of the Seller (“PetsMobility”);

B.
The Seller owns rights and title to certain assets used in connection with or relating to online music promotional business known as Pets911, PetsMobility, Petlifeline and Life’s Ruff, associated websites and other intellectual property including certain technology of PetsCell and Pawtrax software GUI (the “Business”);

C.	Mr. Cameron Robb is director, officer and principal shareholder of the Seller. Further, Mr. Robb is a majority shareholder, exercising direction and control of the Seller;

D.	As of the date of this Agreement, the Buyer holds 18,865,571 shares of common stock of the Seller; and

E.
The Seller has agreed to sell, and the Buyer has agreed to purchase, all assets, rights and titles associated with the Business, but specifically excluding any rights or titles associated with PetsCell technology or Pawtrax software GUI, for which patent is pending (the “Prospective Technology”).

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.
Purchase and Sale. Subject to the terms and conditions of this Agreement, and in reliance on the limited representations, warranties and covenants contained herein, the Seller hereby assigns, conveys, transfers and delivers to the Buyer, free and clear of all liens, charges, restrictions and encumbrances, and the Buyer hereby purchases and accepts from the Seller, all of the Seller’s respective  rights, title and interest in and to the follow following assets, properties and  rights (the “Purchased Assets”), effective as of the date hereof, and excluding the Excluded Assets.

(a)  all inventory and fixed assets relating to or used in the Business, a list of which is set forth in Schedule 1;

(b)  the certain contact relating to the Business, as set forth in Schedule 2;

(c)  all government permits, licenses, registrations, orders and approvals relating to the Business;

(d)  all books of account or other financial records of the Seller relating to the Business;

(e)  All certifications, ratings, listings and similar benefits from any product or quality control certification organization and all systems and manuals related thereto; and

(f)  All customer and supplier lists, files and data and all other information relating to customers and prospective customers of the Business.

2.	Excluded Assets. Notwithstanding Section 1, the following assets shall be excluded from this Agreement and shall not be sold, conveyed, assigned, transferred or delivered to the Buyer pursuant hereto:

(a)rights and title associated with the Prospective Technology, a list of which is set forth in Schedule 3;

(b)any assets not sued in connection with the Business in any manner and not specifically included in the Purchased Assets; and

(b)any insurance policies maintained by the Seller with respect to the Business.

3.
Purchase Price and Payment. In consideration of the sale, conveyance, assignment, transfer and delivery of the Purchased Assets, the Buyer shall return 2,000,000 shares of the Seller’s common stock to the treasury of the Seller, which shall be cancelled by the Seller thereafter.

4.
Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any previous or contemporaneous oral or written agreement, negotiation, representation or understanding among the parties regarding such subject matter.

5.
Waiver and Consent.  No consent or waiver, express or implied, by any party to or of any breach or default by another party of any or all of its obligations under this Agreement shall be effective unless it is in writing, nor shall it eliminate or modify the need for a specific consent or waiver in any other or subsequent instance.

6.	Amendments. This Agreement may not be amended except by written agreement among all the parties.

7.	Binding Effect. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

8.
Further Assurances. Each of the parties shall promptly do, make, execute, deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other parties hereto may reasonably require from time to time for the purpose of giving effect to this agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this agreement.

9.	Time of Closing. The time of closing shall be upon execution and delivery of this Agreement by the parties hereto.

10.
Counterparts.  This agreement may be signed in counterparts and each such counterpart shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

ON4 COMMUNICATIONS, INC. /s/ Cameron Robb Cameron Robb Authorized Representative	Date: April 29, 2010
ON4 COMMUNICATION, INC. (CANADA) /s/ Cameron Robb Cameron Robb Authorized Representative	Date: April 29, 2010

Schedule 1

INVENTORY AND FIXED ASSETS

Trademarks:

PETS911                      Class 42                      SN: 77/756,805

Office Inventory:

CATEGORY	ITEM	SERIAL NUMBER	Global Alerts Number
Computers	Dell Dimension 2400 Dell Dimension 2400 Dell Dimension 2400 Dell Dimension 2400	00045-572-899-655 00045-597-230-663 00045-572-899-656 00045-599-613-838	GA1002 GA1009 GA1001
Monitors	Viewsonic VX2035wm HannsG HW173D Dell Dell	QCN071741693 747NH3NA01323 MX-01KS25-47801-2AI-G0ZL CN01K525-47803-2AP-G9DY
Keyboards	Dell Gateway Dell Dell	CNOW7658-37172-381-08EU A725254 TN-025PGG-37171-249-B154 CN-07N242-71616-450-09RD
Mice	Dell Dell Dell Dell HP	530073858 KO40717417 HCG51510464 K04916708
Copier/Printer/Fax	HP OfficeJet Pro 7680 All-In-One	0789355200092-7

Miscellaneous Workspace	Items
Filing Cabinets	2 - 4 Drawer
Ikea Desk	1
Work Cubicles	3 - Cubes/3 drawer filing	cabinet
Scotch tape dispenser	2
Staplers	3
File holders (various)	6

Miscellaneous Items
Pictures - Commemorative
Stamp	2
Framed Pictures - Pets	4

Exhibition Materials
Portable Exhibition Booth	1
PETS 911 Banner	1
Exhibition Display materials and case	1

Blade Inventory

name	blade slot	ID	OS	IP	functionality	misc	TO DO	status
int dns	1	20	Win2k3	192.168.100.17	DNS for msft LAN			ON
UNUSED	2				no HDD
Pets CMS	3	18	Debian Lenny	192.168.10.55	hosts WordPress CMS and Wordpress blog		wipe HD	ON
UNUSED	4				no HDD
UNUSED	5				no HDD, won't power up
UNUSED	6				no HDD
UNUSED	7				no HDD
UNUSED	8				no HDD
UNUSED	9				no HDD
UNUSED	10				no HDD
UNUSED	11				no HDD
UNUSED	12				no HDD
petslive1	13	8	Debian 3.1	192.168.100.59	pets web server			ON
UNUSED	14				no HDD
petslive2	15	6	RedHat 9 2.4.20-8	192.168.100.60	pets web server			ON
pets shared	16	5	FedoraCore6 2.6.18-1.2798.fc6	192.168.100.57
pets images, shared session, runs periodic pets scripts, Apache providing images; MySQL providing sessions shared between Live1/2; and an FTP server and a bunch of cron jobs that process data imports, images, lost/found pet alert e-mails, and anything else that's shared content between the live servers.
								ON
EMPTY	17
EMPTY	18
petstest	19	2	RedHat 9 2.4.20-8	192.168.100.56	pets dev server			ON
UNUSED	20				no HDD

specs on all blades are identical: Pentium III Processor 900 MHz ULV, 512MB RAM, 40G Ultra ATA/100 HDD

Rack Inventory

Hostname	What?	Make	Model	S/N	IP Address	OS	Purpose
N/A	firewall	Cisco	PIX 506e	88809154037	68.142.96.50 / 192.168.100.1	Cisco IOS	firewall and VPN for Limelight rack
N/A	blade backbone	Compaq	8J21KFS3B00N	243280-B21	N/A	N/A	holds all the blades
PetsIVR	IVR (1-888-PETS911)	Monorail		N/A		Windows2000 Server SP4	runs 888-PETS911 IVR
misc	UPS	APC	Smart UPS 1400XL	QS0437312399	N/A	N/A	UPS for rack
licenses.pets911.com	1U server	RM	RMCM58H	2005010146	68.142.96.39 /192.168.100.39	RedHat 9 2.4.20-8	syncs with Maricopa license db for pet license tags
ci_SQL01.earths911.net	2U server	Dell	Poweredge 2950	J1WFYF1	68.142.96.13/192.168.100.13	Windows2000 Server SP4	runs MSSQL Server 2000, hosts hotline2000 database which has zipcode lookup table for pets911.com and PetsIVR

N/A	remote power control	RPC	RPC3	N/A	N/A	N/A	remote power control
N/A	remote power control	RPC	RPC3	02303278-99	N/A	N/A	remote power control
N/A	10/100 switch	Cisco	Catalyst 3500XL	FAA0426W0R1	N/A	N/A	switch for rack LAN
N/A	KVM	Compaq	8 Ports PS/2	ETMA1602	N/A	N/A	KVM for rack LAN

Schedule 2

ASSUMED CONTRACTS AND LEASES

Assumed agreements should include any current agreement between the Buyer and the following parties:

(a)	Maricopa County Animal Care & Control;

(b)	AZCentral.com

(c)	DogTime Media

(d)	1-800-PETMEDS

(e)	Aparments.com

(f)	Burlington Free Press

(g)	Humans Society of the United States (HSUS)

(h)	Planet Dog

(i)	Mundi Westport

(j)	Rescue Groups – Adoptable Pet Support

(k)	Animal Health Services of Cave Creek

(l)	Gilbert Veterinary Hospital

(m)	AT&T Business Services: T-1 Line (Limelight)

(n)	Limelight – Hosting Site

Schedule 3

Excluded Assets – Prospective Technology

1.	All rights and assets related to PetsCell technology;

2.	Pawtrax software GUI, for which patent is pending; and

3.	Trademark application 1,380,122 for “PAWTRAX”, filed in Canada on January 14, 2008 and formalized on January 29, 2008.